PREPAYMENTS FOR LICENSED COPYRIGHTS	12 Months Ended
Dec. 31, 2023
PREPAYMENTS FOR LICENSED COPYRIGHTS
PREPAYMENTS FOR LICENSED COPYRIGHTS

9.PREPAYMENTS FOR LICENSED COPYRIGHTS

Prepayments for licensed copyrights consisted of the following:

	December 31,	December 31,
	2023	2022
Prepayments for licensed copyrights	$—	$2,735,592

As of December 31, 2022, the balance of prepayments for licensed copyrights represented prepayments made to two third party entities, with which the Company entered into cooperation agreements. Pursuant to the cooperation agreements, the Company would have the right to use the licensed copyrights of two games developed by such third party entity for a three-year term, and the games were expected to be launched in November 2023.

As of December 31, 2023, the two games have not been launched. For the year ended December 31, 2023, the Company provided full impairment of $2,664,622 against the prepayments for licensed copyrights.